AUGUST 11, 2003

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

ADVISOR CLASS

TEMPLETON
CHINA WORLD FUND

[INSERT FRANKLIN(R) TEMPLETON(R) INVESTMENT LOGO]

FRANKLIN - TEMPLETON - MUTUAL SERIES


CONTENTS

------------------------------------------------------------------------------
  THE FUND
------------------------------------------------------------------------------
[BEGIN CALLOUT]
Information about the Fund you should know before investing
[END CALLOUT]

 Goal and Strategies                                   2

 Main Risks                                            4

 Performance                                           9

 Fees and Expenses                                    12

 Management                                           14

 Distributions and Taxes                              15

 Financial Highlights                                 17

-------------------------------------------------------------------------------
  YOUR ACCOUNT
-------------------------------------------------------------------------------
[BEGIN CALLOUT]
Information about qualified investors, account transactions and services
[END CALLOUT]

 Qualified Investors                                  19

 Buying Shares                                        22

 Investor Services                                    24

 Selling Shares                                       28

 Account Policies                                     32

 Questions                                            36

------------------------------------------------------------------------------
  FOR MORE INFORMATION
------------------------------------------------------------------------------
[BEGIN CALLOUT]
Where to learn more about the Fund
[END CALLOUT]

 Back Cover





THE FUND

GOAL AND STRATEGIES

GOAL

The Fund's investment goal is long-term capital appreciation.

Main Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of "China companies," as defined below. Shareholders will be given 60 days' advance notice of any change to this 80% policy.

For purposes of the Fund's investments, China companies are those:

o that are organized under the laws of, or with a principal office in, the People's Republic of China (China), Hong Kong or Taiwan; or

o for which the principal trading market is in China, Hong Kong or Taiwan; or

o that derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China.

An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund also invests in American, Global and European depositary receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

[BEGIN CALLOUT]
The Fund invests primarily in the equity securities of China companies. China companies may be smaller, newly organized and relatively unseasoned companies. [END CALLOUT]


In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in securities that do not qualify as China company securities, but whose issuers, in the judgment of the manager, are expected to benefit from developments in the economy of China. The Fund may also invest up to 20% of its net assets in debt obligations of China companies, which may be lower-rated or unrated, when consistent with the Fund's investment goal.

When choosing equity investments for this Fund, the manager applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value. The Fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

TEMPORARY INVESTMENTS

When the manager believes market, economic, financial or political conditions make it advisable, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash or certain short-term and medium-term debt securities rated, at the time of investment, A or higher by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P(R)) or, if unrated, determined to be of comparable quality. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS


FOREIGN SECURITIES
Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less in U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Chinese, Hong Kong and Taiwanese products and reduced flows of private capital to these economies.

The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS.Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The economies of some of the countries in which the Fund invests may be considered emerging markets. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.

GEOGRAPHIC CONCENTRATION
There is a high correlation among the Chinese, Hong Kong and Taiwanese markets. Accordingly, because the Fund invests a significant amount of its assets in these markets, it is subject to much greater risks of adverse events that occur in that region and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund's holdings.

STOCKS
Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

LIQUIDITY
The Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

DIVERSIFICATION
The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements. In addition, as a matter of non-fundamental policy the Fund may not invest more than 10% of its total assets in the securities of any one issuer.

INCOME
Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CREDIT
An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

INTEREST RATE
When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Increases in interest rates may have a negative effect on the types of companies in which the Fund normally invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments. Increased interest rates in the U.S. and Europe may also affect the economies of China, Hong Kong and Taiwan and thus their markets and issuers.

VALUE INVESTING
A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]


PERFORMANCE

On August 8, 2003, Templeton China World Fund, Inc. (Closed-End Fund) was converted to an open-end fund in a transaction whereby the Closed-End Fund transferred all of its assets, subject to its liabilities, to the Fund in exchange for Advisor Class shares. Shareholders of the Closed-End Fund received Advisor Class shares of the Fund in exchange for their shares of the Closed-End Fund. The total return information presented below is based upon the Closed-End Fund's performance (as calculated using net asset values, not market values), which has been restated to reflect all fees and expenses currently applicable to the Advisor Class.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT
Total return represents the change in value of an investment over the periods shown. It includes the current, applicable Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. Of course, past performance cannot predict or guarantee future results.

GROWTH OF A $10,000 INVESTMENT - ADVISOR CLASS SEPTEMBER 9, 1993-DECEMBER 31,
2002

[GRAPHIC OMITTED]

The following line graph compares the  performance of Templeton China World Fund
- Advisor Class with that of the MSCI China Free Index based on a $10,000 investment from 09/09/93 to 12/31/02.

                 TEMPLETON CHINA WORLD        MSCI CHINA
     DATE        FUND - ADVISOR CLASS         FREE INDEX
   09/09/93          $10,000                    $10,000
   09/30/93           $9,977                    $10,494
   10/31/93          $10,450                    $11,509
   11/30/93          $10,589                    $12,457
   12/31/93          $12,883                    $15,488
   01/31/94          $12,176                    $13,431
   02/28/94          $11,300                    $12,709
   03/31/94          $10,252                    $10,389
   04/30/94           $9,887                    $10,151
   05/31/94          $10,140                    $10,621
   06/30/94           $9,755                     $9,468
   07/31/94          $10,186                    $10,574
   08/31/94          $10,588                    $11,182
   09/30/94          $10,593                    $11,329
   10/31/94          $10,491                    $10,892
   11/30/94           $9,255                     $9,473
   12/31/94           $8,846                     $8,299
   01/31/95           $8,114                     $7,153
   02/28/95           $8,765                     $7,973
   03/31/95           $8,880                     $7,985
   04/30/95           $8,435                     $7,146
   05/31/95           $9,109                     $8,422
   06/30/95           $9,114                     $8,323
   07/31/95           $9,532                     $8,739
   08/31/95           $9,375                     $8,230
   09/30/95           $9,473                     $7,872
   10/31/95           $9,389                     $7,384
   11/30/95           $9,339                     $6,864
   12/31/95           $9,535                     $6,546
   01/31/96          $10,612                     $7,549
   02/29/96          $10,505                     $7,772
   03/31/96          $10,200                     $7,414
   04/30/96          $10,445                     $7,022
   05/31/96          $10,538                     $7,345
   06/30/96          $10,671                     $7,461
   07/31/96          $10,557                     $7,200
   08/31/96          $10,683                     $7,177
   09/30/96          $10,976                     $7,094
   10/31/96          $11,481                     $6,919
   11/30/96          $12,912                     $7,719
   12/31/96          $13,399                     $8,998
   01/31/97          $13,270                     $8,798
   02/28/97          $13,376                     $9,056
   03/31/97          $12,923                     $8,795
   04/30/97          $13,445                     $9,956
   05/31/97          $14,066                     $9,844
   06/30/97          $13,838                    $10,064
   07/31/97          $14,626                    $11,442
   08/31/97          $14,406                    $12,117
   09/30/97          $14,220                    $10,102
   10/31/97          $10,013                     $8,462
   11/30/97           $9,606                     $6,930
   12/31/97           $9,395                     $6,725
   01/31/98           $7,491                     $5,014
   02/28/98           $9,721                     $6,793
   03/31/98           $9,581                     $6,618
   04/30/98           $8,808                     $5,936
   05/31/98           $7,439                     $5,157
   06/30/98           $6,896                     $4,353
   07/31/98           $6,500                     $3,566
   08/31/98           $5,774                     $2,600
   09/30/98           $6,396                     $3,723
   10/31/98           $7,836                     $4,094
   11/30/98           $8,154                     $4,224
   12/31/98           $7,580                     $3,876
   01/31/99           $6,813                     $3,155
   02/28/99           $6,802                     $3,021
   03/31/99           $7,423                     $3,432
   04/30/99           $9,178                     $4,294
   05/31/99           $8,638                     $4,304
   06/30/99           $9,948                     $6,320
   07/31/99           $9,408                     $5,531
   08/31/99           $9,273                     $5,487
   09/30/99           $8,715                     $5,267
   10/31/99           $8,634                     $4,842
   11/30/99           $9,545                     $4,750
   12/31/99          $10,627                     $4,392
   01/31/00          $10,402                     $4,201
   02/29/00          $10,768                     $3,430
   03/31/00          $11,269                     $3,508
   04/30/00          $10,037                     $3,839
   05/31/00           $9,706                     $3,908
   06/30/00          $10,314                     $4,430
   07/31/00          $10,669                     $4,346
   08/31/00          $10,957                     $4,170
   09/30/00          $10,210                     $3,663
   10/31/00           $9,231                     $3,492
   11/30/00           $9,075                     $3,027
   12/31/00           $9,452                     $3,052
   01/31/01           $9,949                     $3,494
   02/28/01          $10,387                     $3,175
   03/31/01           $9,915                     $2,660
   04/30/01          $10,323                     $2,930
   05/31/01          $11,162                     $3,010
   06/30/01          $10,973                     $3,110
   07/31/01           $9,808                     $2,689
   08/31/01           $9,298                     $2,107
   09/30/01           $8,817                     $2,035
   10/31/01           $9,515                     $2,087
   11/30/01           $9,632                     $2,291
   12/31/01           $9,378                     $2,298
   01/31/02           $9,825                     $2,083
   02/28/02          $10,141                     $2,099
   03/31/02          $10,478                     $2,218
   04/30/02          $11,163                     $2,315
   05/31/02          $11,568                     $2,350
   06/30/02          $11,326                     $2,271
   07/31/02          $10,975                     $2,172
   08/31/02          $10,594                     $2,130
   09/30/02          $10,273                     $1,960
   10/31/02          $10,381                     $1,971
   11/30/02          $10,724                     $2,053
   12/31/02          $11,009                     $1,975


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 9 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1/,/2/


-31.33%   7.79%   40.52%  -29.88%  -19.31%  40.20%  -11.06%  -0.77%  17.36%
------------------------------------------------------------------------------
  94       95      96       97        98     99      00       01      02
                                      YEAR



 Best Quarter:                                                Q2 '99   34.01%
 Worst Quarter:                                               Q4 '97  -33.93%



AVERAGE ANNUAL TOTAL RETURNS          FOR THE PERIODS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
                                                                       SINCE
                                                                      INCEPTION
                                                 1 YEAR   5 YEARS     (9/9/93)
-------------------------------------------------------------------------------
Templeton China World Fund - Class A/2/
Return Before Taxes                              17.36%    3.22%       1.04%
Return After Taxes on Distributions              16.51%    2.35%      -0.43%
Return After Taxes on Distributions and
 Sale of Fund Shares                             10.66%    2.10%       0.09%
MSCI China Free Index/3/                        -14.05%  -21.74%     -15.99%
(index reflects no deduction for fees,
 expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of June 30, 2003, the Fund's year-to-date return as restated for Advisor Class was 20.03%.
All Fund performance assumes reinvestment of dividends and capital gains.

2. On August 11, 2003, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. For periods prior to August 11, 2003, performance quotations are based upon the Closed-End Fund's performance restated to take into account all fees and expenses applicable to the Advisor Class. For periods after August 11, 2003, actual Advisor Class performance will be used reflecting all fees and expenses applicable to that class.

3. Source: Standard & Poor's Micropal (MSCI China Free Index). The unmanaged MSCI China Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) inves- tors in China. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------
                                                              ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                   None
Redemption fee/1/                                                  2.00%



ANNUAL FUND OPERATING EXPENSES          (EXPENSES DEDUCTED FROM FUND ASSETS)/2/
-------------------------------------------------------------------------------
                                                               ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees                                                   1.25%
Distribution and service (12b-1) fees                             None
Other expenses (including administration fees)                    0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                              1.98%

1. This fee is only for Market Timers (see page 34) and former shareholders of the Closed-End Fund who redeem or exchange their shares received in the conversion of the Fund from a Closed-End Fund. The latter redemption fee will be imposed on a redemption that occurs within six months of the effective date of the conversion and the proceeds will be retained by the Fund (see page 28).

2. The Fund began offering Advisor Class shares on August 11, 2003. Management fees are based on the management fees for the Closed-End Fund for the fiscal year ended August 31, 2002. Other expenses are estimated and are based on an assumption that 50% of the Closed-End Fund's shares will be redeemed immediately following the conversion of the Closed-End Fund to an open-end fund. For more information about anticipated redemptions, please see "Redemptions in Kind" on page 29. Although other expenses are estimated and are based on the other expenses for the Closed-End Fund, other expenses do not include extraordinary expenses, such as the costs associated with the conversion of the Fund from a closed-end fund to an open-end fund. If such expenses were included, other expenses would be 1.16%.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The Fund's operating expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        1 Year   3 Years  5 Years 10 Years
-------------------------------------------------------------------------------
                                         $201     $621   $1,068   $2,306


MANAGEMENT

Templeton Asset Management Ltd., whose principal office is 7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 038987, is the Fund's investment manager. Templeton Asset Management Ltd. has a branch office in Hong Kong. Together, Templeton Asset Management Ltd. and its affiliates manage over $287 billion in assets.

The Fund's lead portfolio manager is:

MARK MOBIUS, PH.D., MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.
Dr. Mobius has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1987.

The following individual has secondary portfolio management responsibilities:

ALLAN LAM, PORTFOLIO MANAGER OF TEMPLETON ASSET MANAGEMENT LTD.
Mr. Lam has been a manager of the Fund since inception. He joined the Hong Kong office of Franklin Templeton Investments in 1987.

The Fund pays Templeton Asset Management Ltd. a fee for managing the Fund's assets. For the fiscal year ended August 31, 2002, the Fund paid 1.25% of its average weekly net assets to the manager for its services.


DISTRIBUTIONS AND TAXES

2003 TAX ACT

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA). In addition to overall rate reduction, JGTRRA will provide you with significant tax relief on the income and gains distributed to you by the Fund.

DIVIDEND INCOME. Under JGTRRA, certain dividend income paid to you by the Fund may be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). Only income dividends from dividends received by the Fund after December 31, 2002 from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

LONG-TERM CAPITAL GAINS. Capital gain distributions paid to you by the Fund from the sale of portfolio securities after May 5, 2003 and any net long-term capital gain you realize from the sale of Fund shares after this date also qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

The Fund will track its portfolio investments to determine which distributions qualify for these reduced rates and will provide you with this information, together with other information on the tax status of your distributions, shortly after the end of the calendar year.

INCOME AND CAPITAL GAIN DISTRIBUTIONS
The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. A portion of the income dividends paid to you may be qualified dividends eligible for taxation at reduced rates.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,

o certify that this number is correct,

o certify that you are not subject to backup withholding, and

o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

OTHER TAX INFORMATION When you sell or redeem your shares in the Fund, whether you receive cash, securities or other assets of the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for the Closed-End Fund for the past five years and the period ended February 28, 2003. On August 8, 2003, the Closed-End Fund was converted to an open-end fund in a transaction whereby the Closed-End Fund transferred all of its assets, subject to its liabilities, to the Fund, in exchange for Advisor Class shares. Shareholders of the Closed-End Fund received Advisor Class shares of the Fund in exchange for their shares of the Closed-End Fund. Certain information reflects financial results for a single Closed-End Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Closed-End Fund (assuming reinvestment of dividends and capital gains). The information for the four years ended August 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Closed-End Fund's financial statements, are included in the Closed-End Fund's annual report, which is available upon request. The information for the fiscal year ended 1998 was audited by other auditors. Financial statements and financial highlights for Advisor Class will be included in the Fund's annual report when Advisor Class has completed its first annual period. Advisor Class may have higher total expenses than the Closed-End Fund.

CLOSED-END FUND                                                                 YEAR ENDED AUGUST 31,
--------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                            FEBRUARY 28, 2003
                                             (UNAUDITED)         2002     2001      2000     1999     1998
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period            10.64           9.52     11.33      9.83     6.30     17.32

  Net investment income (loss)/1                 (.02)           .21       .18       .23      .10       .30
  Net realized and unrealized gains
   (losses)                                      1.22            .98     (1.98)     1.42     3.65    (10.45)

Total from investment operations                 1.20           1.19     (1.80)     1.65     3.75    (10.15)

Capital share repurchases                          --            .11       .09       .07        -       .08

Less distributions from net investment
 income                                          (.20)          (.18)     (.10)     (.22)    (.21)     (.26)
Less distributions from net realized
 gains                                              -              -         -         -     (.01)     (.69)

Total distributions                              (.20)          (.18)     (.10)     (.22)    (.22)     (.95)

NET ASSET VALUE, END OF PERIOD                  11.64          10.64      9.52     11.33     9.83      6.30

MARKET VALUE, END OF PERIOD/2                  10.850          9.100     7.730     8.000    7.625     4.313

Total return (%) (based on market
value per share)/3/                             21.69          20.27     (2.14)     7.86    82.81    (61.83)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)         189,502        173,204   172,209   213,953  189,994   121,697
Ratios to average net assets: (%)
    Expenses                                     1.71/4/        1.66      1.66      1.68     1.69      1.68
    Expenses, excluding waiver and
     and payments by affiliate                   2.64/4/           -         -         -        -         -
    Net investment income (loss)                 (.32)/4/       2.01      1.70      2.21     1.20      2.88
Portfolio turnover rate (%)                      5.02          44.62     83.85    142.49    83.88     34.75

1. Based on average weighted shares outstanding effective year ended August 31, 1999.
2. Based on the last sale on the New York Stock Exchange.
3. Total return is not annualized.
4. Annualized.



YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Fund.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996. Minimum investments: $1,000 initial and $50 additional.

o Qualified registered investment advisors with clients who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.


[BEGIN CALLOUT]
Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[END CALLOUT]


o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services
   (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum nvestments: No initial or additional minimums.

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or anaffiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Fund's Advisor Class shares.


BUYING SHARES

ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 24). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
---------------------------------------------------

THROUGH YOUR INVESTMENT REPRESENTATIVE


BY PHONE/ONLINE
(Up to $100,000 per shareholder per day)
1-800/632-2301
franklintempleton.com
Note: certain account types are not
available for online account access

BY MAIL


BY WIRE
1-800/632-2301
(or 1-650/312-2000 collect)

BY EXCHANGE

TeleFACTS(R)
1-800/247-1753
(around-the-clock access)
franklintempleton.com

--------------------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES
P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030
CALL TOLL-FREE: 1-800/632-2301
(MONDAY THROUGH FRIDAY
5:30 A.M. TO 5:00 P.M., PACIFIC TIME
SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK,
AT FRANKLINTEMPLETON.COM






-------------------------------------------------------------------------------
OPENING AN ACCOUNT                       ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------

Contact your investment representative   Contact your investment representative

If you have another Franklin Templeton   Before requesting a telephone or online
fund account with your bank account      purchase into an existing account,
information on file, you may opean a     please make sure we have your bank
new account by phone. At this time, a    account information on file. If we do
new account may not be opened online.    not have this information, you will
                                         need to send written instructions with
To make a same day investment, your      bank's  name and address, a voided
phone order must be received  and        check or savings account deposit slip,
accepted by us by 1:00 p.m. Pacific      and a signature guarantee if the bank
time or the close of the New York        and Fund accounts do not have at
Stock Exchange, whichever is earlier.    least one common owner. If you have
                                         online access, you will be able to add
                                         or change bank account information
                                         that we can use to process additional
                                         purchases into your Franklin Templeton
                                         account.

                                         To make a same day investment, your
                                         phone or online order must be received
                                         and accepted by us by 1:00 p.m.
                                         Pacific time or the close of the New
                                         York Stock Exchange, whichever is
                                         earlier.


Make your check payable to Templeton     Make your check payable to Templeton
China World Fund.                        China World Fund. Include your account
                                         number on the check.
Mail the check and your signed
application to Investor Services.        Fill out the deposit slip from your
                                         account statement. If you do not have
                                         a slip, include a note with your name,
                                         the Fund name, and your account number.

                                         Mail the check and deposit slip or
                                         note to Investor Services.


Call to receive a wire control number    Call to receive a wire control number
and wire instructions.                   and wire instructions.

Wire the funds and mail your signed      To make a same day wire investment,
application to Investor Services.        please call us by 1:00 p.m. Pacific
Please include the wire control          time and make sure your wire arrives
number or your new account number on     by 3:00 p.m.
the application.

To make a same day wire investment,
please call us by 1:00 p.m. Pacific
time and make sure your wire arrives
by 3:00 p.m.

Call Shareholder Services at             Call Shareholder Services at
1-800/632-2301, or send signed written   1-800/632-2301, or our automated
instructions. You also may place         TeleFACTS system, or send signed
an online exchange order. The            written instructions. You may place
TeleFACTS system cannot be used to       an online exchange order.
open a new account.

(Please see page 26 for information      (Please see page 26 for  information
on exchanges.)                           on exchanges.)
--------------------------------------------------------------------------------

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN
This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION
You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS
You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[BEGIN CALLOUT]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[END CALLOUT]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS
Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R)
Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN(R).

TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

[BEGIN CALLOUT]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts and any applicable redemption fees. Exchanges also have the same tax consequences as ordinary sales and purchases.
[END CALLOUT]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 34).

SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. A redemption fee will apply to shares acquired in connection with the conversion of the Closed-End Fund into an open-end fund that are redeemed within six months of the conversion of the Closed-End Fund into an open-end Fund (see "Selling Shares" on page 28). To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

SELLING SHARES

YOU CAN SELL YOUR SHARES AT ANY TIME.

There will be a 2% redemption fee applicable to shareholders that receive Advisor Class shares of the Fund in connection with the conversion of the Closed-End Fund into an open-end Fund. The redemption fee will be imposed on redemptions or exchanges within six months of the effective date of the conversion and the proceeds will be retained by the Fund.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

     o you are selling more than $100,000 worth of shares

     o you want your proceeds paid to someone who is not a registered owner

     o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

[BEGIN CALLOUT]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[END CALLOUT]

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

REDEMPTIONS IN KIND
The Fund has committed itself to pay in cash (generally by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets next calculated after receipt by the Fund of your redemption request in proper form (as described under "Selling Shares"), and will be subject to any applicable redemption fee. You may incur brokerage fees in converting the securities to cash. If this happens, however, you may not be able to recover your investment in a timely manner. When you redeem your shares in the Fund you may realize a gain or loss for tax purposes, whether you receive cash, securities or other assets of the Fund. The amount realized on redemption of your shares equals the amount of cash and the fair market value on date of distribution of any securities or other assets received by you.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Investors should note that a shareholder owning approximately 30% of the outstanding shares of the Fund as of the date of this prospectus has announced that it will redeem all of its shares of the Fund within 30 days after the effective date of this prospectus and that it will receive its redemption proceeds through a pro rata, in-kind distribution of portfolio investments consistent with the redemption in-kind procedures applicable to affiliated shareholders described above. As a result, the Fund will avoid having to sell significant portfolio assets to raise cash to meet this shareholder's redemption request -- thus limiting the potential adverse effect on the Fund's net asset value per share.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES

--------------------------------------------------------------------------------
TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------

THROUGH YOUR INVESTMENT REPRESENTATIVE          BY ELECTRONIC FUNDS TRANSFER (ACH)

Contact your investment representative          You can call, write, or visit us online to
                                                have redemption proceeds sent to a bank
BY MAIL                                         account. See the policies above for selling
Send written instructions and endorsed          shares by mail, phone, or online.
share certificates (if you hold share
certificates) to Investor Services.             Before requesting to have redemption proceeds
Corporate, partnership or trust accounts        sent to a bank account, please make sure we
may need to send additional documents.          have your bank account information on file. If
                                                we do not have this information, you will need
Specify the Fund, the account number and        to provide the banking instructions online or
the dollar value or number of shares you        send written instructions with your bank's
wish to sell. If you own both Class A           name and address, a voided check or savings
and B shares, also specify the class of         account deposit slip, and a signature
shares, otherwise we will sell your Class       guarantee if the bank and Fund accounts do not
A shares first. Be sure to include all          have at least one common owner.
necessary signatures and any additional
documents, as well as signature                 If we receive your request in proper form by
guarantees if required.                         1:00 p.m. Pacific time, proceeds sent by ACH
                                                generally will be available within two to three
A check will be mailed to the name(s)           business days.
and address on the account, or otherwise
according to your written instructions.

BY PHONE/ONLINE                                 BY EXCHANGE
1-800/632-2301                                  TeleFACTS(R)
franklintempleton.com                           1-800/247-1753 (around-the-clock access)

As long as your transaction is for              Obtain a current prospectus for the fund you are
$100,000 or less, you do not hold share         considering. Prospectuses are available online at
certificates and you have not changed           franklintempleton.com.
your address by phone or online within
the last 15 days, you can sell your             Call Shareholder Services at the number below
shares by phone or online.                      or our automated TeleFACTS system, or send
                                                signed written instructions. You also may
A check will be mailed to the name(s)           place an exchange order online.  See the
and address on the account. Written             policies above for selling shares by mail,
instructions, with a signature guarantee,       phone, or online.
are required to send the check to
another address or to make it payable           If you hold share certificates, you will
to another person.                              need to return them to the Fund before your
                                                exchange can be processed.

--------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES
P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030
CALL TOLL-FREE: 1-800/632-2301
(MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME) OR VISIT US ONLINE
24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM



ACCOUNT POLICIES

CALCULATING SHARE PRICE

The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES
If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES
You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 25).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS
If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS
You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS
Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES
You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS
The Fund does not allow investments by Market Timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a Market Timer if you have
(i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Identified Market Timers who redeem or exchange their shares of the Fund within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. This redemption fee does not apply to 401(k) participant accounts, accounts not held individually through Franklin Templeton Investor Services, LLC, and funds under the automatic dividend reinvestment program and the systematic withdrawal program.

ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:

 o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

 o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

 o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

 o The Fund may modify or discontinue the exchange privilege on 60 days' notice.

 o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

 o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

 o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

 o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION
Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.


QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

-------------------------------------------------------------------------------
                                               HOURS (PACIFIC TIME,
 DEPARTMENT NAME          TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
 Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                               6:30 a.m. to 2:30 p.m.(Saturday)
-------------------------------------------------------------------------------
 Fund Information         1-800/DIAL BEN(R)    5:30 a.m. to 5:00 p.m.
                          (1-800/342-5236)     6:30 a.m. to 2:30 p.m.(Saturday)
-------------------------------------------------------------------------------
 Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
-------------------------------------------------------------------------------
 Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
-------------------------------------------------------------------------------
 FTI Institutional
 Services                 1-800/321-8563       6:00 a.m. to 4:00 p.m.
-------------------------------------------------------------------------------
 TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.
-------------------------------------------------------------------------------
TeleFACTS(R)(automated)   1-800/247-1753      (around-the-clock access)
-------------------------------------------------------------------------------


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[INSERT FRANKLIN(R) TEMPLETON(R) INVESTMENT LOGO]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com


[GAIN FROM OUR PERSPECTIVE(R)]



Investment Company Act file #811-7876                             188 PA 08/03